Exhibit 99.1

I n v e s t o r P r e s e n t a t i o n U pd a t e d F e b r u a r y 25 , 2022

F O R W A R D - L OO K I N G S T A T E M E N T S This document (including information incorporated by reference) contains, and future oral and written statements of the Company and its management may contain, forward - looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “bode,” “predict,” “suggest,” “project,” “appear,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should,” “likely,” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2 A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or threats thereof, or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices as may be adopted by the state and federal regulatory agencies, the FASB, the Securities Exchange Commission, or the PCAOB, including FASB’s CECL impairment standards; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrence, such as tornados, floods and blizzards, and; (xiii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. N O N - G AA P F I N A N C I A L M EAS U R ES These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31, 2020.

Why QCRH?

- ✓ Our business model is better.
- ✓ Our performance is better.
- ✓ Our future is bright.

Business Model	Performance	Outlook
Local charter autonomy attracts best bankers and clients	High-performing niche businesses	EPS CAGR of 23% in last five years and positioned for sustained growth
Attractive and growing mid-size metro markets	Diverse and growing fee revenue streams	Long runway in niche business areas
Agility and responsiveness to clients	Strong and consistent loan growth	Capacity for future M&A and considered acquirer of choice
Relationships matter in our size markets	Upper quartile ROAA	Right people, infrastructure and balance sheet to sustain performance
Focus on growing shareholder value	Strong Credit Culture	Current valuation provides upside for investors

QCR Holdings, Inc. 3

QCR Holdings, Inc. 4 HOW WE’RE DIFFERENT

QCR Holdings (NASDAQ: QCRH) | Founded in 1993

A business model that works.

- ✓ Local charter autonomy with support from centralized group operations
- ✓ Agile and responsive to client needs
- ✓ Attracts the best bankers *and best clients* in each market
- ✓ Highly competitive with larger national and regional banks
- ✓ Strong relationships with clients differentiate us from other banks

Lines of Business

Full-Service Commercial and Consumer Banking

High-Performing Niche Business Areas:

- Specialty Finance Group
- Correspondent Banking
- Wealth Management Services

Assets: $6.1 Billion

Loans: $4.7 Billion

Deposits: $4.9 Billion

Wealth Management: $5.4 Billion

- $4.2 Billion in Trust and Investment Accts.
- $1.2 Billion in Brokerage Accounts/RIA

QCR Holdings, Inc. 5

Exceptional Growth in Key Financial Metrics

In the last five years, our company has doubled in size and delivered consistent, steady growth - outperforming many of our peers.

Financial Metric	12/31/2016	12/31/2021	CAGR %
Earnings Per Share	$2.17	$6.20	23.4%
Tangible Book Value Per Share	$20.11	$38.02	13.6%
Loans	$2.4B	$4.7B	14.4%
Core Deposits	$2.6B	$4.9B	13.5%
Assets Under Management	$2.4B	$5.4B	17.6%

CAGR= Compound Annualized Growth Rate

QCR Holdings, Inc.
6

Our Strategy for Long-Term Success



We've set a simple and focused strategy for our future.
9-6-5 is our plan to continue to grow earnings and drive attractive long-term returns for our shareholders.

9 – Grow loans by 9% per year, funded with core deposits

6 – Grow fee income no less than 6% per year

5 – Improve efficiencies and hold expense growth to no more than 5%

QCR Holdings, Inc.
7

How is QCRH different? Our niches drive outstanding results.

Built on top of our solid core business, our three primary niche areas diversify our earnings power with exceptional results.

Our High-Performing Business Niches			Solid Core Business Commercial Banking
Specialty Finance Group	**Wealth Management**	**Correspondent Banking**	
• Municipal and tax credit specialty financing • Significant floating to fixed rate swap revenue in tax credit lending • Capital markets revenue averaging $17MM per quarter for last eight quarters	• Fiduciary services • Investment management services • Financial planning • Brokerage services • 12/31/21 AUM: $5.4B	• Competitive deposit products with nearly $2B in total liquidity • Safekeeping and cash management services • 187 correspondent banking relationships • Bank stock loans	• Consumer & retail banking • Complex commercial lending • Sophisticated treasury management solutions • Customized private banking services • Small ticket lease financing (m2 Equipment Finance)

QCR HOLDINGS, INC. 8

A Complex and Profitable Business: Specialty Finance Group



With decades of experience, our team has navigated the **complexity** of the municipal and tax credit financing space – creating a **sustainable and profitable** business at QCRH.

Our SFG business is a unique niche that offers:

- A strong pipeline of business for long-term sustainability and growth
- Complex business which creates barriers to entry by competitors
- Room to grow this business niche

QCR Holdings, Inc. 9

Specialty Finance Group: A Complex and Profitable Business

Fee Income Growth ($MM)



$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR from 2018-2021: 87.9%
$0.6
$0.8
$9.1
$26.5
$67.9
$60.5
2016
2017
2018
2019
2020
2021
Fee Income

Loan and Bond Growth ($MM)



$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR from 2016-2021: 34.7%
$491.8
$657.3
$863.3
$1,157.7
$1,632.3
$2,182.6
2016
2017
2018
2019
2020
2021
Loan and Bond Balances

QCR Holdings, Inc. 10

SFG: Providing Municipal and Tax Credit Financing Solutions



Loan and Bond Growth Breakdown ($MM)
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR from 2016-2021: 34.7%
$491.8
$177.7
$304.0
$6.0
$4.1
$657.3
$143.5
$372.0
$122.8
$18.9
$863.3
$183.2
$394.6
$205.7
$79.9
$1,157.7
$301.7
$395.0
$231.6
$229.4
$1,632.3
$320.7
$472.6
$274.5
$564.5
$2,182.6
$335.8
$469.4
$280.3
$1,097.1
2016
2017
2018
2019
2020
2021
Low Income Housing Tax Credit Loans
Historic Tax Credit Loans
Municipal Bonds and Loans
Other

QCR Holdings, Inc.
11

A Broad Scope of Wealth Management Services

The ultimate relationship business, our wealth management structure and extensive scope of services cater to our clients' needs.

Wealth Management & Trust Services

- Investment management
- Financial planning
- Trust services
- Fiduciary services
- Tax services

Investment Center

- Investment management
- Brokerage services
- Services for a broad range of clients
- Flexible model to serve at the right level

QCR Holdings, Inc.
12

1 3 Diverse and Growing Client Relationships $8 . 1 $9 . 9 $11 . 4 $12 . 0 $12 . 6 $15 . 3 $18 $16 $14 $12 $10 $8 $6 $4 $2 $0 2016 2017 2018 2019 2020 2021 Revenue * A l l d at a ex c l u d e s B at e s a n d R B & T . R ev e n u e ( $ MM ) * $1 . 8 $2 . 5 $2 . 5 $3 . 1 $3 . 4 $4 . 2 $0 . 6 $0 . 9 $0 . 9 $1 . 0 $1 . 0 $1 . 2 $0 $1 $2 $3 $4 $5 $6 2016 2017 2018 2019 2020 2021 Trust/Inv Mgmt Brokerage/RIA $4 . 1 $4 . 4 $5 . 4 A ss e t s U n d e r M a n a g e m e n t ( $ B ) * • Diverse wealth management solutions serving a wide range of clients. • More than 1,000 new relationships added over the last three years. • Majority of clients have also expanded their banking relationship with QCRH. $2.4 $3.4 $3.4

Correspondent Banking

Our strong Correspondent Banking business provides significant liquidity to fund growth.

Correspondent Banking Deposits/Managed Funds ($MM)


CAGR from 2016-2021: 24.9%
$2,000
$1,500
$1,000
$500
$0
$596.7
$270.8
$325.9
$643.0
$255.3
$187.2
$200.5
$599.9
$294.0
$182.0
$123.9
$1,112.5
$631.9
$322.9
$157.7
$2,037.0
$1,333.7
$425.9
$277.4
$1,817.1
$1,261.2
$219.9
$336.0
2016
2017
2018
2019
2020
2021
Noninterest Bearing
Interest Bearing
Federal Reserve - EBA Balances
Total

QCR Holdings, Inc.
14

QCR Holdings, Inc. OUR MARKETS Vibrant Commercial and Industrial Activity 15

We do business in vibrant markets.

Relationships matter and differentiate us from big banks

Robust commercial, industrial and technology activity (not tourism)

Strong demographics & highly educated workforce drive steady growth

Mid-sized metros 200K-500K population MSAs

Ability to gain prominent market share



QCR Holdings, Inc.
16

Strong Market Share in Attractive MSAs

Deposit Market Share in Our Current MSAs*

Top 20 Banks	Total Active Branches 2021	Total Deposits 2021 ($000)
Wells Fargo & Co. (CA)	36	6,506,254
U.S. Bancorp (MN)	40	4,904,499
QCR Holdings Inc. (IL)	**23**	**4,753,608**
BTC Financial Corp. (IA)	22	3,987,062
West Bancorp. (IA)	7	2,190,404
Bank of America Corporation (NC)	7	2,086,852
Great Southern Bancorp Inc. (MO)	20	1,968,703
Commerce Bancshares Inc. (MO)	10	1,612,396
Central Bancompany Inc. (MO)	23	1,573,455
Great Western Bancorp (SD)	11	1,364,013
Blackhawk Bancorp. Inc. (IL)	18	1,240,435
OakStar Bancshares Inc. (MO)	7	1,036,776
FSB Financial Services Inc. (IA)	6	966,475
Neighbor Insurance Agency Inc (IA)	9	911,589
Guaranty Federal Bcshs Inc. (MO)	10	793,117
Hills Bancorp. (IA)	7	764,244
BNP Paribas	11	662,005
Reliable Community Bcshs Inc. (MO)	8	573,209
First Midwest Bancorp Inc. (IL)	4	512,490
Lincoln Bancorp (IA)	5	503,330

** MSAs include* Davenport-Moline-Rock Island, IA-IL, Cedar Rapids, IA, Rockford-IL, Waterloo-Cedar Falls-IA, Des Moines/West Des Moines-IA, and Springfield, MO. All banks reflect Pro Forma Data from acquisitions.
Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/21.

QCR HOLDINGS, INC.
17

Our Charters at a Glance

Entity	States/ Region	Number of Locations	Deposits	Market Share
QCBT QUAD CITY BANK & TRUST	Iowa/Illinois Quad Cities	5	$1.8B	#1
CRBT CEDAR RAPIDS BANK & TRUST	Iowa Cedar Rapids/ Cedar Valley	8	$1.5B	#1
csb community state bank	Iowa Des Moines/ Ankeny	9	$1.0B	#7
SFC BANK	Missouri Springfield	1	$0.6B	#7

Location and deposit data as of December 31, 2021. Cedar Rapids Bank & Trust includes Community Bank & Trust in the Cedar Valley.

QCR Holdings, Inc.
18

Acquisition of Guaranty Federal Bancshares, Inc. (GFED)

Financially Compelling Pro Forma Impact

- First Full Year EPS Accretion (2023): $0.81 / 13.1%
- IRR: 20.4%
- TBV Dilution: 5.2%
- TBV Earn back:
  - 2.75 years (Crossover)
  - 2.71 years (Simple)
- TCE / TA: 9.3%
- CET1 Ratio: 10.1%
- Total RBC Ratio: 14.1%

QCR Holdings, Inc. | Guaranty Federal Bancshares

- On track to close late Q1/early Q2
- Integration planning going well
- Expect to achieve transaction metrics
- Combined bank will be ranked #4 in deposit market share
- Ability to grow into #1 market share over time

QCR Holdings, Inc.
19

Demonstrated Strong Results in Prior M&A

Springfield First Community Bank in Springfield MSA

SFC Loans/Assets/Deposits Comparison ($M)



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
CAGR 12.5%
CAGR 13.6%
CAGR 9.6%
$462.2
$666.8
$718.9
$545.1
$752.0
$880.1
$429.1
$650.2
$605.9
Total Loans
Total Assets
Core Deposits
Pre-Acquisition as of 12/31/17
2021 Projection at Acquisition
Post-Acquisition as of 9/30/21

SFC Net Income Comparison ($M)



$16
$14
$12
$10
$8
$6
$4
$2
$0
CAGR 28.3%
$5.5
$9.4
$14.0
Net Income*
Pre-Acquisition as of 12/31/17
2021 Projection at Acquisition
Post-Acquisition as of 9/30/21

*Source: QCRH documents; *Annualized 9/30/21 Net Income*

QCR Holdings, Inc. 20

Demonstrated Strong Results in Prior M&A

Community State Bank in Ankeny/Des Moines MSA



CSB Loans/Assets/Deposits Comparison ($M)
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 18.3%
CAGR 19.0%
CAGR 21.3%
$444.6
$607.3
$834.5
$594.0
$782.1
$1,140.9
$481.3
$673.4
$994.0
Total Loans
Total Assets
Core Deposits
Pre-Acquisition as of 12/31/15
2021 Projection at Acquisition
Post-Acquisition as of 9/30/21



CSB Net Income Comparison ($M)
$12
$10
$8
$6
$4
$2
$0
CAGR 20.9%
$5.5
$9.1
$11.2
Net Income*
Pre-Acquisition as of 12/31/15
2021 Projection at Acquisition
Post-Acquisition as of 9/30/21

*Source: QCRH documents; *Annualized 9/30/21 Net Income*

QCR Holdings, Inc.
21

2 2 QCR Holdings, Inc. FINANCIAL HIGHLIGHTS

A Consistent Track Record of Asset Growth

Asset growth has been driven by a combination of organic growth and strategic acquisitions.

Total Consolidated Assets ($B)



$2.2
$2.9
$3.5
$4.4
$4.9
$5.7
$6.1
67.6%
71.9%
73.8%
75.0%
75.2%
74.8%
76.8%
csb
Guaranty Bank & Trust
SFC BANK
2015
2016
2017
2018
2019
2020
2021
Total Assets
Total Loans & Leases/Total Assets

Asset Distribution by Charter as of 12/31/21 ($B)



Springfield First Community Bank
Community State Bank
$0.9
15%
$1.1
19%
$2.1
34%
$2.0
32%
Cedar Rapids Bank and Trust
Quad City Bank and Trust (2)

Recent Acquisitions (Assets at acquisition date ($ Millions)):

2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576)

(1) Rockford Bank & Trust assets were removed from this data. (2) Includes $266.6 million of the assets of m2 Equipment Finance, as this entity is wholly-owned by and consolidated with Quad City Bank and Trust.

QCR HOLDINGS, INC.

23

2 4 $0.5 $0.7 $1.0 $1.3 $1.5 $1.7 $1.6 $0.6 $0.9 $1.1 $1 . 6 $1 . 8 $2 . 1 $2 . 6 $0 . 2 $0.2 $0.2 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $0.2 $0 . 2 $0 . 2 $0 . 2 $0 . 3 $0 . 1 $0.1 $0.2 $0.1 $0 . 1 $0 . 1 $0 . 1 $1. 5 $2. 1 $2. 6 $3. 3 $3. 7 $4. 3 $4. 7 $0.1 2015 2016 C o m m e rci al & I n d u s t ri al 2017 C o m m e rci a l RE 2018 D ir e c t F i n . L e a s es 2019 R e s i d e n t i a l R E 2020 C o nsu m e r & O t h er 2021 L o a n G r o w t h D r i v e n b y C o mm e r c ia l L e n d i ng Commercial Loans (1) Represent Approximately 91% of the Loan Portfolio ($B) as of 12/31/21 (1) Includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data.

2 5 34% 31% 25% 20% 20% 25% 26% 48% 52% 60% 57% 62% 65% 65% 15% 15% 13% 16% 16% 10% 9% 2% 2% 7% 2% $1.6 3% $2 . 4 $2 . 9 $3 . 5 $3 . 9 $4 . 6 $4 . 9 2015 2016 2017 N o n i n t e r e s t - b e a r i n g D e p o s i t s 2018 2019 2020 2021 I n t e r es t - b e a r i n g D e p o s i t s T i me D e p o s i t s Br ok e r e d D e p o s i t s Deposit Growth Driven by Core Deposits Core Deposits (1) Represent Virtually All of Total Deposits ($B) as of 12/31/21 (1) Core deposits are defined as total deposits less brokered deposits. Rockford Bank & Trust deposits excluded from this data.

Interest Rate Sensitivity

Asset Sensitive Balance Sheet (as of 12/31/21)


$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
$2.1B
$1.3B
Rate Sensitive Assets
Rate Sensitive Liabilities

- For every 25 bps increase in the fed funds rate, NIM will expand approximately 3-4 bps
- The addition of Guaranty Bank's balance sheet will enhance our asset sensitivity
- Majority of fixed-rate commercial and CRE loans have maximum term of 5 years.
- Noninterest-bearing deposits are 26% of total deposits

QCR Holdings, Inc.
26

2 7 S t r o n g C a p i t a l P o s i t i on 8.55% 8.04% 8.01% 7.78% 9.25% 9.40% 9.87% 13.11% 11.56% 11.15% 10.69% 13.33% 14.95% 14.92% 4.00% 6.00% 8.00% 10 . 00% 12 . 00% 14 . 00% 16 . 00 % Q C R H i s w e ll - p o s i t i o n e d f o r l o n g - t e r m su cc e ss: • S i g n if i c a n tl y im p r o v e d c a p i t a l po s i t i o n • Sale of Rockford Bank & Trust in 2019 strengthened TCE • Sub - debt raises in Feb. 2019 and Sept. 2020 bolstered total risk - based capital • Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth T a n g i b l e C o m m o n E q u i t y & R B C R a t i o s * 2015 2016 2017 2018 R B C R a t io 2019 2020 2021 T C E / TA *TCE/TA and TRBC ratios exclude PPP loans; TRBC ratio at 12/31/21 is an estimate.

$28 . 0 $49 . 0 $43 . 7 $28 . 6 $33 . 6 $53 . 2 0 . 74% 0 . 82% 0 .8 … 0 . 56% 0 . 27% 0 . 25% 0 . 05% 1 2 3 4 5 6 7 2 8 100% Nonaccrual L o a n s / L e a se s 0% - O t h e r R e a l E s t a t e O w n e d & R e p o ss e ss e d A ss e t s $2 . 8 m i ll i o n 100 . 0 % A ss e t Q ua l i t y Classified Loans ($MM) & NPAs / Assets Nonperforming Assets Composition a s o f 12/31/ 21 Focused on maintaining excellent asset quality and resolving problem a ss e t s , r e s u l t i n g i n : • B e tte r t h a n p ee r h i s t o r i c a l l o ss r a te s • Conservative allowance for credit losses • Strategy to aggressively manage problem credits $66 . 1 2015 2016 2017 C la s s i f i e d L o a n s 201 8 201 9 202 0 N P A s / A sse t s ( % ) 202 1 0% - A cc r u i n g L o a n s / L e a s e s p a s t d u e 9 0 d a y s o r m o re

2 9 223% 145% 184% 404% 605% 193% 180% 183% 215% 214% 194% 347% 724% 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 Q C R H P r o x y P e e r s 1 . 45% 1 . 28% 1 . 16% 0 . 98% 1 . 98% 1 . 68% 1 . 20% 1 . 08% 1 . 07% 1.04% 1 . 03% 0 . 95% 1 . 53% 1 . 46% 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 Q C R H P r o x y P e e rs (1) Proxy peer group is identified in the QCRH Proxy Statement, filed on 4/8/21. Peer metrics reflect the average of the peer group. 2021 peer average reflects companies that have reported results as of 1/26/22. Strong Credit Culture Supported by High Levels of Reserves $0 . 7 $ 10 . 1 $8 . 1 $ 11 . 6 A mou n t o f r em a i n i n g l o a n d i s c ou n t ( $ MM ) : A C L - L o a n s / T o t a l L o a n s ( % ) (1) A C L - L o a n s / T o t a l N PL s ( % ) (1) $3 . 1 $7 . 7 Q C R H a d o p t e d C E C L o n J a nu ar y 1 , 2021 . $1 . 5 2852%

Strong Revenue Growth and Attractive Mix

Predictable and diversified fee income streams complement net interest income.

$ in millions



CAGR from 2015-2021: 21.4%
$87
25%
75%
$110
25%
75%
$130
21%
79%
$167
23%
77%
$234
34%
66%
$281
41%
59%
$279
36%
64%
2015
2016
2017
2018
2019
2020
2021
Net Interest Income
Noninterest Income

Key Components of Fee Income:

- Capital markets revenue from SFG swap fee income
- Wealth Management ($5.4 billion in assets under management and administration as of 12/31/21)

(1) All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction.

QCR Holdings, Inc.
30

Consistent Improvement in Shareholder Returns


Adjusted Net Income
CAGR from 2015-2021: 29.7%
Adj. Net Income
$ in millions
Adj. EPS
$21
$29
$36
$46
$59
$63
$100
$1.99
$2.31
$2.66
$3.08
$3.66
$3.96
$6.27
2015
2016
2017
2018
2019
2020
2021

Return on Average Assets


0.82%
1.03%
1.03%
1.06%
1.15%
1.08%
1.68%
2015
2016
2017
2018
2019
2020
2021

Efficiency Ratio (%)


72.8%
64.9%
66.5%
64.8%
66.2%
54.1%
55.2%
2015
2016
2017
2018
2019
2020
2021

QCR HOLDINGS, INC.
31

3551 Seventh Street Moline, IL 61265 www.QCRH.com © Copyright 2021 QCR Holdings, Inc. All Rights Reserved